UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019 (June 14, 2019)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2019, in connection with the Credit Agreement, dated as of October 5, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “ABL Credit Agreement”) by and among At Home Holding III Inc., At Home Stores LLC (collectively, the “Borrowers”), At Home Holding II Inc., each other guarantor from time to time party thereto (collectively, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), swing line lender and letter of credit issuer, and the other agents and arrangers from time to time party thereto, the Borrowers and certain of the Lenders entered into a letter agreement (the “Commitment Increase Letter Agreement”) pursuant to which such Lenders agreed to increase their respective commitments by $75 million in the aggregate, with effect from and after June 14, 2019 (the “ABL Commitment Increase”). Upon the ABL Commitment Increase, the amount of aggregate commitments available under the ABL Credit Agreement is $425 million.

The ABL Commitment Increase is subject to the same terms and conditions as all other commitments under the ABL Credit Agreement. The terms of the Commitment Increase Letter Agreement do not modify the ABL Credit Agreement other than to provide the ABL Commitment Increase.

The foregoing description of the Commitment Increase Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Increase Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

10.1

Commitment Increase Letter Agreement, dated June 14, 2019, by and among At Home Holding III Inc. and At Home Stores LLC, with At Home Holding II Inc., as parent guarantor, certain of At Home Holding II Inc.’s indirect wholly owned domestic subsidiaries as subsidiary guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: June 18, 2019	By:	/s/ JEFFREY R. KNUDSON
		Name:	Jeffrey R. Knudson
		Title:	Chief Financial Officer

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